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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 17, 2006

                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

            0-27662                         NOT APPLICABLE
    (Commission File Number)               (I.R.S. Employer
                                          Identification No.)

     AMERICAN INTERNATIONAL BUILDING,
            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                      HM 08
(Address of principal executive offices)                        (Zip Code)

                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 17, 2006, IPC Holdings, Ltd. (the "Company") elected Mr. Anthony Lancaster and Mr. Peter Christie Directors of the Company and IPCRe Limited. Effective on the same date, Mr. Christie has been appointed a member of the Audit Committee, Investment Committee and Nomination Committee, while Mr. Lancaster has been appointed a member of the Audit Committee, Investment Committee and Compensation Committee.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                       IPC HOLDINGS, LTD.

                                       By /s/ James P. Bryce
                                          ------------------------
                                              James P. Bryce
                                               President and
                                          Chief Executive Officer

Date: March 23, 2006

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